SEEYONDSM MULTI-ASSET ALLOCATION FUND

Supplement dated July 18, 2016 to the Prospectus and Statement of Additional Information of the SeeyondSM Multi-Asset Allocation Fund (the “Fund”), each dated May 1, 2016, as may be revised and supplemented from time to time.

Effective immediately, Jonathan M. Birtwell no longer serves as associate portfolio manager of the Fund. Frédéric Babu, Stéphanie Bigou, Didier Jauneaux, and Frank Trividic remain as senior portfolio managers of the Fund. Simon Aninat and Yufeng Xie remain as portfolio managers of the Fund. Accordingly, effective immediately, all references to Mr. Birtwell and corresponding disclosure related to Mr. Birtwell in the Fund’s Prospectus and Statement of Additional Information are hereby deleted.